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SECOND QUARTER 2019

EARNINGS CONFERENCE CALL

August 1, 2019

SPARTAN

COMMAND YOUR ROAD

FORWARD-LOOKING STATEMENT

This presentation contains several forward-looking statements that are not historical facts, including statements concerning our business, strategic position, financial projections, financial strength, future plans, objectives, and the performance of our products and operations. These statements can be identified by words such as "believe," "expect," "intend," "potential," "future," "may," "will," "should," and similar expressions regarding future expectations. These forward-looking statements involve various known and unknown risks, uncertainties, and assumptions that are difficult to predict with regard to timing, extent, and likelihood. Therefore, actual performance and results may materially differ from what may be expressed or forecasted in such forward-looking statements. Factors that could contribute to these differences include operational and other complications that may arise affecting the implementation of our plans and business objectives; continued pressures caused by economic conditions and the pace and extent of the economic recovery; challenges that may arise in connection with the integration of new businesses or assets we acquire or the disposition of assets; restructuring of our operations, and/or our expansion into new geographic markets; issues unique to government contracting, such as competitive bidding processes, qualification requirements, and delays or changes in funding; disruptions within our dealer network; changes in our relationships with major customers, suppliers, or other business partners, including Isuzu; changes in the demand or supply of products within our markets or raw materials needed to manufacture those products; and changes in laws and regulations affecting our business. Other factors that could affect outcomes are set forth in our Annual Report on Form 10-K and other filings we make with the Securities and Exchange Commission (SEC), which are available at www.sec.gov or our website. All forward-looking statements in this presentation are qualified by this paragraph. Investors should not place undue reliance on forward-looking statements as a prediction of actual results. We undertake no obligation to publicly update or revise any forward-looking statements in this presentation, whether as a result of new information, future events, or otherwise.

OVERVIEW – 2Q19 VS. 2Q18



Revenue ($ M)
$173.0
$184.0
$234.0
$247.9
1Q18
2Q18
1Q19
2Q19



Net Income ($ M) (EPS)
$4.2
$3.7
$1.4
$3.5
$0.12
$0.11
$0.04
$0.10
1Q18
2Q18
1Q19
2Q19

- Revenue for 2Q19 up $64.0M, or 34.8%, to $247.9M from $184.0M
  - FVS up $62.7M, or 79.9% – USPS order and higher walk-in-van and Reach® vehicle volumes
  - ER up $8.6M, or 14.5% – increased volume and higher pricing
  - SCV down $5.8M, or 12.1% – higher contract manufacturing volume offset by a decrease in luxury motor coach sales

- Net Income for 2Q19 down $0.2M, or 5.4%, to $3.5M
  - Reflects increased start-up costs for upfit orders in South Carolina, Kansas City and Mexico
  - Includes $0.8M, or $0.02 per share, of start-up costs relating to Detroit Truck Manufacturing compared to $0.3M, or $0.01 per share a year ago
- EPS decreased $0.01, or 9.1%, to $0.10 from $0.11 last year
- Excluding USPS backlog, 2Q19 backlog up 45.7%, or $146M to $465.8M

BUSINESS UPDATE – FVS

- Last Mile Delivery – momentum continues unabated
  - FVS Backlog up 123% YOY, excluding USPS order
  - Reflects broad industry demand for vehicles across GVWR spectrum
- Investing in new products and technologies to drive future growth
  - Utilivan – highly customizable commercial truck body
    - Medium duty cutaway chassis allows for driver pass-through to cargo box
    - Available in singe or dual rear wheels
    - Over-cab storage provides flexible option
  - New linen and laundry segment innovations designed to improve driver safety, ergonomics and efficiency


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THE ECONOMICS OF DRIVER ERGONOMICS.

GENERAL TRUCK BODY - ACQUISITION

- Located in Montebello, CA (southern)
- Provides West Coast truck body operation that expands our footprint to better serve current and prospective customers in the region
- Manufacture and assemble custom aluminum and composite-side truck bodies, refrigerated trucks, stake body trucks, curtain side trucks and moving vans
- Augments Spartan's recent East Coast expansion providing truck body customers coast-to-coast manufacturing and distribution capabilities







BUSINESS UPDATE – ER

DETROIT TRUCK MANUFACTURING

- A vertically integrated supplier of fabricated aluminum cabs for Spartan fire trucks and its OEM's
- Provides greater cost flexibility and helps insulate against potential supply chain disruptions
- Optimizes cost structure and quality control
- Located in Southeast Michigan
- Capacity to fabricate current needs









BUSINESS UPDATE – SCV

- Entered into an exclusive US based assembly agreement with Grande West Transportation Group
    - Assemble Vicinity model mid-size bus
- Contract manufacturing volume continues to be strong, including Reach vehicle
- Class A Diesel luxury motor coach chassis industry down 14% YOY
- SCV continues to gain share in Class A Diesel luxury motor coach chassis market
    - SCV's >400HP market share remains at 26%






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FINANCIAL REVIEW
2ND QUARTER 2019

SPARTAN®

COMMAND
YOUR ROAD

OVERVIEW – 2Q19 VS. 2Q18



Adjusted EBITDA ($ M) (Adj EBITDA as % of Sales)
$5.6
3.2%
1Q18
$8.9
4.8%
2Q18
$4.6
2.0%
1Q19
$9.5
3.8%
2Q19



Adjusted Net Income ($ M) (Adj EPS)
$3.3
$0.09
1Q18
$4.3
$0.12
2Q18
$1.5
$0.04
1Q19
$5.1
$0.15
2Q19

- Adjusted EBITDA rose $0.6M to $9.5M
- Adjusted EBITDA margin decreased 100 basis points to 3.8% of sales compared to 4.8% of sales
  - Primarily driven by unfavorable mix, start-up costs and higher material costs

- Adjusted net income rose 18.9% to $5.1M from $4.3M
  - Includes $0.8M, or $0.02 per share, of start-up costs relating to Detroit Truck Manufacturing compared to $0.3M, or $0.01 per share a year ago
- Adjusted EPS of $0.15 versus $0.12 a year ago
- Backlog down 5.6% to $494.5M from $524.1M a year ago.
  - Excluding the unique USPS truck body order, backlog totaled $465.8M, up 45.7% compared to $319.8M in 2018

See GAAP reconciliation in Appendix

FLEET VEHICLES & SERVICES – 2Q19


FVS Revenues ($ M)
$59.7
$78.4
$122.6
$141.1
1Q18
2Q18
1Q19
2Q19


FVS Adjusted EBITDA ($ M) (Adj EBITDA as % of Sales)
$4.6
$8.4
$7.0
$7.9
7.7%
*10.7%
5.7%
*5.6%
1Q18
2Q18
1Q19
2Q19

*Normalized Adj EBITDA % 6.3% 7.5%

- Revenue up $62.7M to $141.1M from $78.4M
  - Increased volume relating to USPS truck body and last mile delivery vehicle demand
- Adjusted EBITDA decreased by $0.5M to $7.9M from $8.4M primarily due unfavorable sales mix and $0.7M of upfit startup costs
- Adjusted EBITDA margin decreased 510 basis points to 5.6% of sales from 10.7%. Impacted by:
  - Unfavorable mix related to a 2018 upfit order that did not reoccur
  - USPS pass-through chassis sales up significantly in 2019
  - Upfit startup costs of $0.7M associated with all three upfit centers, as well as relocating truck body to Charlotte, MI from Bristol, IN
  - Excluding the above, 2Q19 normalized adjusted EBITDA margin was 7.5% compared to 6.3% a year ago
- Excluding the USPS truck body order, backlog totaled $243.7M, up $134.6M or 123.4% compared to $109.1M at June 30, 2018

*Normalized Adj EBITDA as a % of sales eliminates impact of 1) 2018 nonrecurring order, 2) USPS pass-through chassis sales and 3) upfit start-up costs.

EMERGENCY RESPONSE – 2Q19


ER Revenues ($ M)
$66.7
$59.6
$61.8
$68.3
1Q18
2Q18
1Q19
2Q19


ER Adjusted EBITDA ($ M) (Adj EBITDA as % of Sales)
$1.2
1.9%
$0.2
0.3%
-3.7%
-$2.3
$1.1
1.6%
1Q18
2Q18
1Q19
2Q19

- Revenue up 14.5% to $68.3M from $59.6M
  - Increased volume and improved pricing
- Adjusted EBITDA rose $0.9M to $1.1M compared to $0.2M last year
  - Pricing, volume and mix, acquisition related adjustments, partially reduced by higher supplier costs
- Backlog up 8.0% to $189.7M compared to $175.6M a year ago

SPECIALTY CHASSIS & VEHICLES – 2Q19



SCV Revenues ($ M)
$48.2
$47.5
$51.7
$41.7
1Q18
2Q18
1Q19
2Q19



SCV Adjusted EBITDA ($ M) (Adj EBITDA as % of Sales)
$3.1
$4.4
$5.0
$5.1
6.5%
9.2%
9.6%
12.2%
1Q18
2Q18
1Q19
2Q19

- Revenue down $5.8M, or 12.1%, to $41.7M from $47.5M last year
  - $8.5M decrease in luxury motor coach chassis sales, offset by higher contract manufacturing, including Reach® vehicles
- SCV adjusted EBITDA increased $0.7M to $5.1M from $4.4M
- Adjusted EBITDA margin improved 300 basis points to 12.2% of sales from 9.2% of sales
  - Due to mix and increased manufacturing throughput
- Backlog up 11.2% sequentially to $32.4M, compared to $29.1M at March 31, 2019.

BALANCE SHEET – 2Q19

Spartan Motors, Inc.
Summary Balance Sheet
(unaudited)

($000's)	Jun 30, 2019	Dec 31, 2018
Assets		
Cash	$ 17,897	$ 27,439
Accts Receivable	122,083	106,801
Contract Assets	46,077	36,027
Inventory	82,065	69,992
PP&E	55,595	56,567
Right of Use Assets-Operating Leases	14,953	-
Other Assets	56,138	56,958
Total Assets	**$ 394,808**	**$ 353,784**
Liabilities & Shareholders' Equity		
Accts Payable	$ 105,580	$ 76,399
Long-term Operating Lease Liability	11,636	-
Long-term Debt	20,914	25,547
Other Liabilities	69,092	65,756
Total Liabilities	**207,222**	**167,702**
Shareholders' Equity	187,586	186,082
Total Liabilities & Equity	**$ 394,808**	**$ 353,784**
Total Liquidity		
Cash	$ 17,897	$ 27,439
Net Borrowing Capacity	83,356	86,410
Total Liquidity	**$ 101,253**	**$ 113,849**

- Total liquidity of $101.3M at 2Q19 reflects:
  - $17.9M cash on hand
  - $83.4M of borrowing capacity
- Long-term debt of $20.9M
  - Reflects $5.0M paid down on the revolving credit facility during the quarter

FINANCIAL OUTLOOK - 2019

2019 Guidance				
($M except per share)	Low	Mid-point	High	MP% Increase Over Prev Guid
Revenue	$960.0	$975.0	$990.0	10%
Net income	$24.1	$25.3	$26.4	20%
Adjusted EBITDA	$43.3	$44.7	$46.2	14%
EPS	$0.68	$0.72	$0.75	20%
Adjusted EPS	$0.70	$0.74	$0.77	21%

CLOSING REMARKS

- We expect to see stronger year-over-year revenue and profitability growth in the second half of 2019
- Fundamentals of all three business segments remain strong
- Continue to work on operational and organization improvements to drive profitable growth
- Focused on executing strategic plan
- Spartan team determined to deliver exceptional growth in sales and profitability and increasing shareholder value

APPENDIX



SPARTAN®

COMMAND YOUR ROAD

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

This presentation contains adjusted EBITDA (earnings before interest, taxes, depreciation and amortization), which is a non-GAAP financial measure. This non-GAAP measure is calculated by excluding items that we believe to be infrequent or not indicative of our continuing operating performance. For the periods covered by this presentation such items include expenses associated with restructuring actions taken to improve the efficiency and profitability of our manufacturing operations, various items related to business acquisition and litigation activities, and the impact of temporary production disruptions due to severe weather-related flooding surrounding the Company's Nebraska facilities.

We present the non-GAAP measure adjusted EBITDA because we consider it to be an important supplemental measure of our performance. The presentation of adjusted EBITDA enables investors to better understand our operations by removing items that we believe are not representative of our continuing operations and may distort our longer term operating trends. We believe this measure to be useful to improve the comparability of our results from period to period and with our competitors, as well as to show ongoing results from operations distinct from items that are infrequent or not indicative of our continuing operating performance. We believe that presenting this non-GAAP measure is useful to investors because it permits investors to view performance using the same tools that management uses to budget, make operating and strategic decisions, and evaluate our historical performance. We believe that the presentation of this non-GAAP measure, when considered together with the corresponding GAAP financial measures and the reconciliations to that measure, provides investors with additional understanding of the factors and trends affecting our business than could be obtained in the absence of this disclosure.

Our management uses adjusted EBITDA to evaluate the performance of and allocate resources to our segments. Adjusted EBITDA is also used, along with other financial and non-financial measures, for purposes of determining certain incentive compensation for our management team.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

Financial Summary (Non-GAAP)
Consolidated
(In thousands, except per share data)
(Unaudited)

($000)	Three Months Ended March 31,	
Spartan Motors, Inc.	2019	2018
Net income attributable to Spartan Motors, Inc.	$1,397	$4,194
Add (subtract):		
Restructuring charges	112	20
Acquisition related expenses	45	162
Litigation costs	43	-
Nebraska flooding costs	123	-
Purchase accounting impact	-	(1,500)
Deferred tax asset adjustment	(99)	74
Tax effect of adjustments	(78)	315
Adjusted net income attributable to Spartan Motors, Inc.	$1,543	$3,265
Net income attributable to Spartan Motors, Inc.	$1,397	$4,194
Add (subtract):		
Depreciation and amortization	2,525	2,452
Taxes on income	13	(48)
Interest expense	374	323
EBITDA	$4,309	$6,921
Add (subtract):		
Restructuring charges	112	20
Acquisition related expenses	45	162
Litigation costs	43	-
Nebraska flooding costs	123	-
Purchase accounting impact	-	(1,500)
Adjusted EBITDA	$4,632	$5,603
Diluted net earnings per share	$0.04	$0.12
Add (subtract):		
Restructuring charges	0.00	0.00
Joint venture expenses	0.00	-
Acquisition related expenses	0.00	0.00
Litigation costs	0.00	-
Nebraska flooding costs	0.00	-
Purchase accounting impact	-	(0.04)
Deferred tax asset adjustment	(0.00)	0.00
Tax effect of adjustments	(0.00)	0.01
Adjusted diluted net earnings per share	$0.04	$0.09

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

Financial Summary (Non-GAAP)
Consolidated
(In thousands, except per share data)
(Unaudited)

($000)	Three Months Ended June 30,	
Spartan Motors, Inc.	2019	2018
Net income attributable to Spartan Motors, Inc.	$3,504	$3,740
Add (subtract):		
Restructuring charges	71	797
Impact of acquisition adjustments for net working capital	-	(693)
Joint venture expenses	9	-
Joint venture inventory adjustment	216	-
Acquisition related expenses including stock compensation	745	373
Recall expense	777	(443)
Long term strategic planning expenses	-	718
Executive compensation plan	273	-
DTA valuation allowance	33	-
Tax effect of adjustments	(499)	(178)
Adjusted net income attributable to Spartan Motors, Inc.	$5,129	$4,314
Net income attributable to Spartan Motors, Inc.	$3,504	$3,740
Add (subtract):		
Depreciation and amortization	2,515	2,586
Taxes on income	1,063	1,537
Interest expense	313	220
EBITDA	$7,395	$8,133
Add (subtract):		
Restructuring charges	71	797
Impact of acquisition adjustments for net working capital	-	(693)
Joint venture expenses	9	-
Joint venture inventory adjustment	216	-
Acquisition related expenses including stock compensation	745	373
Recall expense	777	(443)
Long term strategic planning expenses	-	718
Executive compensation plan	273	-
Adjusted EBITDA	$9,486	$8,885
Diluted net earnings per share	$0.10	$0.11
Add (subtract):		
Restructuring charges	-	0.02
Impact of acquisition adjustments for net working capital	-	(0.02)
Joint venture inventory adjustment	0.01	-
Acquisition related expenses including stock compensation	0.02	0.01
Recall expense	0.02	(0.01)
Long term strategic planning expenses	-	0.02
Executive compensation plan	0.01	-
Tax effect of adjustments	(0.01)	(0.01)
Adjusted diluted net earnings per share	$0.15	$0.12

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

Financial Summary (Non-GAAP)
Consolidated
(In thousands, except per share data)
(Unaudited)

	Forecast Year Ending December 31, 2019		
	Low	Mid	High
Net income	$ 24,135	$ 25,288	$ 26,441
Add:			
Depreciation and amortization	10,610	10,610	10,610
Interest expense	1,229	1,229	1,229
Taxes	6,648	6,965	7,281
EBITDA	$ 42,622	$ 44,092	$ 45,561
Add (subtract):			
Restructuring and other charges, net	653	653	653
Adjusted EBITDA	$ 43,275	$ 44,745	$ 46,214
Earnings per share	$ 0.68	$ 0.72	$ 0.75
Add:			
Restructuring and other charges, net	0.02	0.02	0.02
Less tax effect of adjustments	-	-	-
Adjusted earnings per share	$ 0.70	$ 0.74	$ 0.77


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